UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 8, 2009

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

IBM representatives will be meeting with a number of institutional investors through mid-September, and at those meetings, IBM intends to reiterate certain forward-looking statements made during IBM’s second quarter 2009 earnings report. These statements are included in the materials in Attachment I, which attachment is hereby filed.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 8, 2009

	By:	/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and Controller

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IBM Financial Discussion September 2009 Attachment I

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), these materials include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” included as Attachment II to the Company’s Form 8-K dated May 13, 2009 and to the Company’s Form 8-K dated July 16, 2009.

Historical Performance EARNINGS PER SHARE $10 8 6 4 2 0 3.88 3.94 2.43 3.76 4.39 4.90 6.05 7.15 8.89 *Restated to reflect the adoption of EITF 03-6-1 00 01 02 03 04 05* 06* 07* 08* FINANCIAL PERFORMANCE HISTORY

($ in billions) $20 18 16 14 12 10 8 6 4 2 0 85 83 81 89 96 91 91 99 $104 $16.7 $14.3* 00 01 02 03 04 05 06 07 08 Revenue Free Cash Flow Pre-tax income *Excluding Global Financing receivables

Segment Pre-tax Income Mix 2000 Pre-tax Margin 12.0% 2000 Pre-tax Income $10.2B 2008 Pre-tax Margin 16.1% 2008 Pre-tax Income $16.7B 100% 25 28 42 34 35 42 40 40 40 Software 80 40 46 44 41 35 30 37 37 42 Services 60 40 10 10 14 12 13 14 11 9 9 Financing 20 24 16 13 18 15 13 14 9 Hardware 0 00* 01* 02 03 04 05 06 07 08 *Segment mix excludes Enterprise Investments and stock-based compensation.

8.7 9.1 9.6 10.5 12.4 14.3 6.7 6.8 5.9 03 04 05 06 07 08 00 01 02 FREE CASH FLOW* ($ in billions) From 2000 to 2008: $86B returned to shareholders in form of dividends & share repurchases $60B invested in capital expenditures and acquisitions $50B spend on R&D Cash Generation Enabling Investment and Shareholder Returns *Excluding Global Financing receivables

1H’09 Performance

Financial Summary $4.02 1,343.2 12.0% $5.4 26.9% 16.4% $7.4 $12.6 44.5% $45.0 1H09 18% 5% 3.0 pts 12% 0.3 pts 4.1 pts 12% 19% 2.3 pts (7%) (13%) B/(W) Yr/Yr 2.1 pts 13.3% Net Income Margin 2.8 pts 18.3% PTI Margin 11% $2.32 EPS 5% 1,336.9 Shares (Diluted) (M) 6% $3.1 Net Income 0.6 pts 27.2% Tax Rate 5% $4.3 Pre-Tax Income 14% $6.3 Expense 2.1 pts 45.5% GP % (5%) @CC (12%) $23.3 Revenue B/(W) Yr/Yr 2Q09 $ in Billions, except EPS Results driven by margin performance

EPS Bridge – 1H08 to 1H09 2008 EPS Revenue Growth @ Actual Gross Margin Expense Productivity Share Repurchases 2009 EPS Tax Rate $3.61 ($0.45) $0.49 $0.16 $0.03 $0.18 $4.02

2010 Roadmap

2006 EPS Estimated 2010 EPS (Base) 2010 EPS w/o Retirement Related Costs Yr/Yr 2010 EPS Objective Retirement Related Costs Yr/Yr Historical Revenue Growth of 3% Margin Expansion Share Repurchases Growth Initiatives Future Acquisitions ~$1.20 ~$0.90 ~$0.75 ~$1.00 ~$1.10 5% Revenue Growth +1 to 2 pts Revenue Growth Long Term EPS Roadmap: May 2007 10% CGR 14% CGR 16% CGR 10% - 12% CGR EPS Model Note: EPS has been restated to reflect the adoption of EITF 03-6-1 $6.05 ~$11 ~$10 ~$9

2006 EPS Estimated 2010 EPS (Base) 2010 EPS w/o Retirement Related Costs Yr/Yr 2010 EPS Objective Retirement Related Costs Yr/Yr Historical Revenue Growth of 3% Margin Expansion Share Repurchases Growth Initiatives Future Acquisitions ~$1.20 ~$0.90 ~$0.75 ~$1.00 ~$1.10 5% Revenue Growth +1 to 2 pts Revenue Growth Exceeded revenue growth of 3% in 2007 and achieved 2.3% in 2008 @ CC Net margin expansion in model Share repurchases of ~ $30 B Revenue growth and margin expansion above model Will vary based on interest rates and market performance ~ 0.35 ~ 0.90 ~ 0.65 ~ 0.45 Long Term EPS Roadmap: Progress ~ 0.50 EPS of $8.89 through 2008 Total ~ 2.85 Progress through 2008 Note: EPS has been restated to reflect the adoption of EITF 03-6-1 $6.05 ~$11 ~$10 ~$9

Driving Long Term Performance Growth Markets Technology Leadership Acquisitions Margin Expansion

Growth and Major Markets Growth Markets Major Markets 2008 Performance 18% 10% 10% 82% 5% 2% Percent of IBM Geographic Revenue Revenue Growth In Local Currency Revenue Growth Major Markets Growth Markets

Growth and Major Markets Performance 2008 Growth in local currency (excludes OEM) Growth Markets Major Markets Total IBM 2% 7% 1% 0% 10% 9% 13% Revenue Gross Profit Sales and Marketing Expense General and Administrative Expense

Technology Leadership R&D Spending – Last 5 fiscal years ($B) IBM spends more on R&D than most of our Tech peers Enhancing our leadership in enterprise servers & software Leveraging IP assets to remain the #1 provider of IT services Making the right organic investments Virtualization Cloud Computing SOA Service Product Lines & Quality Business Analytics Smarter Planet 36 30 20 18 10 0 5 10 15 20 25 30 35 40 MSFT IBM Cisco HP Oracle

Note: Includes 2002-2005 acquisitions less than $500M, and all 2006 & 2007 acquisitions Projected Actual Without amortization of acquired intangibles Estimated Acquisition Revenue Growth 25% 35% 14% 13% 13% 24% 21% 20% 11% -13% -2% 3% 13% 19% 22% Estimated Acquisition PTI Margin Acquisition Performance Our acquisition portfolio continues to deliver attractive revenue and profit growth 0% 10% 20% 30% 40% Yr 1 Yr 2 Yr 3 Yr 4 Yr 5 -20% -10% 0% 10% 20% 30% Yr 1 Yr 2 Yr 3 Yr 4 Yr 5

Financial Trends Late 90s* * 1995-1996 As Reported; 1997-2000 Continuing Operations; not restated for stock-based compensation ** Excludes Special Actions Financial Trends Today Margin Trends Expense to Revenue Gross Margin Expense to Revenue Gross Margin Portfolio shift yields higher margins with continued investment 20% 25% 30% 35% 40% 45% 50% 1995 1996 1997 1998 1999** 2000 20% 25% 30% 35% 40% 45% 50% 2001 2002** 2003 2004** 2005** 2006 2007 2008 1H09

Shifting Business Mix Segment Pre-tax Income ($B) * ** Stock-based compensation expense was not recorded at the segment level * Sum of external segment pre-tax income not equal to IBM pre-tax income ~8 ~8 Increasing profit contribution from Software & Services ~3 Double-digit profit growth in Software & Services 2.7 1.6 1.2 1.6 4.5 7.3 2.8 7.1 0 5 10 15 20 2000** 2008 2009e Software Services Financing Hardware

10.6% 11.1% 13.4% 14.6% 14.7% 16.1% 12.0% 11.8% 7.2% 03 04 05 06 07 08 00 01 02 Pre-tax Income Margins

Margin Opportunity IBM S&P 500 Pre-tax Income Margin * Includes 333 worldwide technology companies with market cap > $1B 25% of companies in S&P 500 have PTI margins in excess of 20% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50%

Margin Opportunity IBM S&P 500 Pre-tax Income Margin Tech Universe * * Includes 333 worldwide technology companies with market cap > $1B 30% of companies in Tech Universe have PTI margins in excess of 20% 25% of companies in S&P 500 have PTI margins in excess of 20% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50%

Increasing EPS expectations to at least $9.70 in 2009 Well ahead of pace for 2010 roadmap 2Q 2009 Summary At least $9.70 in 2009 Objective $10 to $11 in 2010 Divested Revenue: PC, HDD, Printers, Displays, EDI, Interconnectivity Products Revenue Shifting portfolio to higher value spaces with greater opportunity for margin expansion Driving productivity and efficiency in our cost structure Investing in skills and capabilities to drive future growth Returning capital to shareholders Significant operating leverage in businesses with improved long-term growth prospects Note: EPS has been restated to reflect the adoption of EITF 03-6-1 Transformation 0% 5% 10% 15% 20% 25% '00 '01 '02 '03 '04 '05 '06 '07 '08 '09e PTI Margin % $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 EPS PTI Margin % EPS

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